                                                                      EXHIBIT 23

                       Consent of Independent Accountants

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated February 10, 2004 relating to the financial statements, which appears in Pruco Life Insurance Company of New Jersey's Annual Report on Form 10-K for the year ended December 31, 2003.

PricewaterhouseCoopers LLP

/s/ PricewaterhouseCoopers LLP
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New York, New York
April 15, 2004